NUMBER

—



SHARES

—

owner of ______________________________ Shares of

full paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney upon surrender of this Certificate properly endorsed.

Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ______ day of ______________ A.D. ______

______________________ ______________________

NEITHER THESE SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK NOR ANY OF THE SECURITIES INTO WHICH THESE SHARES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT, (II) UNLESS SOLD OR TRANSFERRED TO A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT OR (III) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED WITH A REGISTERED BROKER-DEALER IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR WITH A FINANCIAL INSTITUTION THAT IS AN ACCREDITED INVESTOR UNDER THE SECURITIES ACT PURSUANT TO A LOAN OR FINANCING ARRANGEMENT SECURED BY THESE SECURITIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common
TEN ENT—as tenants by the entireties
JT TEN—as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—.......... Custodian .... under
(Cust) (Minor)
Uniform Gifts to Minors Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

In presence of

____________________ ____________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.